Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Blink Charging Co. (the “Company”) on Form 10-K/A for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Calise, Chief Executive Officer, Interim Principal Financial Officer and Interim Principal Accounting Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael J. Calise
Michael J. Calise
Chief Executive Officer and Director
(Interim Principal Financial Officer and Interim Principal Accounting Officer)
May 10, 2018